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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 OCTOBER 9, 2001

                                TECO ENERGY INC.
             (Exact name of registrant as specified in its charter)



          FLORIDA                         1-8180                59-2052286
(State or other jurisdiction         (Commission File          (IRS Employer
    of incorporation)                     Number)            Identification No.)




                 702 NORTH FRANKLIN STREET, TAMPA FLORIDA 33602
              (Address of principal executive offices and zip code)


                                 (813) 228-4111
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER

     In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of TECO Energy, Inc. previously filed with the Securities and Exchange Commission (File No. 333-61758), which Registration Statement was declared effective by the Commission on June 8, 2001, TECO Energy, Inc. is filing an Underwriting Agreement dated October 9, 2001 between TECO Energy, Inc. and Goldman, Sachs & Co. as Exhibit 1.2 to such Registration Statement and the opinion of Palmer & Dodge LLP, regarding the validity of the common stock to be sold by TECO Energy, Inc. pursuant to such Underwriting Agreement as Exhibit 5.7 to such Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         1.2 Underwriting Agreement dated October 9, 2001 between TECO Energy, Inc. and Goldman, Sachs & Co. Filed herewith.

         5.7   Opinion of Palmer & Dodge LLP.  Filed herewith.

        23.4 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2001                  TECO ENERGY, INC.


                                        By:/s/ Gordon L. Gillette
                                           -------------------------------------
                                           Gordon L. Gillette
                                           Sr. Vice President--Finance and Chief
                                           Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------
   1.2         Underwriting Agreement dated October 9, 2001 between TECO Energy,
               Inc. and Goldman, Sachs & Co. Filed herewith.

   5.7         Opinion of Palmer & Dodge LLP.  Filed herewith.

  23.4 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).